Exhibit 99.2 Financial Results First Quarter Fiscal Year 2021 Quarter Ended September 30, 2020 Supplementary Information to November 4, 2020 Earnings Conference Call

Kimball Electronics (Nasdaq: KE) Safe Harbor Statement Certain statements contained within this supplementary information and any statements made during our earnings conference call today may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, adverse changes in global economic conditions, the geopolitical environment, global health emergencies including the COVID-19 pandemic, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers within specific industries, financial stability of key customers and suppliers, availability or cost of raw materials and components, the ability of the supply chain to react successfully to significant increases in demand for certain medical components, impact related to tariffs and other trade barriers, increased competitive pricing pressures, foreign exchange fluctuations, changes in the regulatory environment, or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, our earnings release, and other filings with the Securities and Exchange Commission (the “SEC”). This supplementary information contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of Share Owners' equity of the Company. The non-GAAP financial measures contained herein include Adjusted Selling & Administrative Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, and Return on Invested Capital (ROIC), which have been adjusted for changes in the fair value of the supplemental employee retirement plan (“SERP”), goodwill impairment, expense related to a net working capital adjustment after the measurement period of the GES acquisition, proceeds from lawsuit settlements, and adjustments to provision for income taxes due to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of the SERP liability, the goodwill impairment, the expense related to the net working capital adjustment, the lawsuit proceeds, and adjustments to provision for income taxes due to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. 2

Kimball Electronics (Nasdaq: KE)

Net Sales

(Unaudited)



+6%
from Q1'20
In Millions
$350
$325
$300
$275
$250
$225
$200
$284
$313
$319
$313
$307
$294
$286
$332
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

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Kimball Electronics (Nasdaq: KE) Net Sales Mix by Vertical Market (Unaudited) 100% 2% 1% 2% 2% 2% 2% 1% 1% 5% 4% 4% 4% 6% 5% 5% 5% 90% 21% 22% 21% 21% 21% 22% 80% 22% 26% 70% 60% 28% 30% 30% 32% 32% 32% 38% 50% 43% % of Sales 40% 30% 44% 20% 40% 40% 40% 40% 42% 36% 26% 10% 0% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Automotive Medical Industrial Public Safety Other 4

Kimball Electronics (Nasdaq: KE) Gross Margin % (Unaudited) 10.0% 9.2% 9.0% 8.5% 8.0% 7.3% 7.3% 7.2% 7.1% 6.9% 7.0% 6.7% 6.0% 5.0% % of Sales 4.0% 3.0% 2.0% 1.0% 0.0% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 5

Kimball Electronics (Nasdaq: KE) (Unaudited) Adjusted Selling & Administrative Expense (%)(1)(2) (Excludes SERP) 4.5% 4.1% 4.0% 3.8% 3.8% 3.7% 3.7% % of Sales 3.6% 3.6% 3.5% 3.5% 3.0% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 (1) Adjusted Selling & Administrative Expense is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (2) Beginning in Q1’21, Adjusted Selling & Administrative Expense excludes changes in the fair value of our supplemental employee retirement plan (“SERP”) liability. Prior periods have been revised accordingly. 6

Kimball Electronics (Nasdaq: KE) (Unaudited) Adjusted Operating Income (1)(2) (Excludes SERP, goodwill impairment, and lawsuit proceeds) 6.0% $18.0 $18.0 5.4% 5.5% $16.0 $15.1 $14.0 4.8% 5.0% $12.0 $11.1 4.5% $10.8 % of Sales $10.3 $9.6 $9.7 $10.0 $9.2 3.8% 4.0% In Millions $8.0 3.5% 3.4% 3.2% 3.3% 3.5% $6.0 3.0% 3.0% $4.0 $2.0 2.5% $0.0 2.0% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Adj Operating Income % of Net Sales (1) Adjusted Operating Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (2) Beginning in Q1’21, Adjusted Operating Income excludes changes in the fair value of our supplemental employee retirement plan (“SERP”) liability. Prior periods have been revised accordingly. 7

Kimball Electronics (Nasdaq: KE) (Unaudited) Adjusted Net Income(1) (Excludes goodwill impairment, net working capital adjustment on GES acquisition, lawsuit proceeds, and adjustments to provision for income taxes due to Tax Reform) $18.0 $17.0 $16.6 $16.0 $15.0 $14.0 $13.0 $11.8 $12.0 $11.0 $10.0 $9.0 $8.5 $8.0 In Millions $7.4 $6.9 $6.6 $6.6 $7.0 $6.3 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 (1) Adjusted Net Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 8

Kimball Electronics (Nasdaq: KE) (Unaudited) Adjusted EBITDA(1) (Excludes goodwill impairment, net working capital adjustment on GES acquisition, and lawsuit proceeds) $28.7 10.0% $28.0 $26.0 $24.0 $23.3 8.7% 8.0% $22.0 $20.0 7.4% $19.5 $17.6 $17.7 6.8% $18.0 $16.9 $17.3 $17.2 6.0% % of Sales $16.0 6.0% 6.0% 5.7% 5.5% $14.0 5.4% In Millions $12.0 4.0% $10.0 $8.0 $6.0 2.0% $4.0 $2.0 $0.0 0.0% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Adjusted EBITDA Adjusted EBITDA % of Sales (1) Adjusted EBITDA is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 9

Kimball Electronics (Nasdaq: KE) (Unaudited) Return on Invested Capital(1)(2)(3) (Excludes SERP, goodwill impairment, and lawsuit proceeds) 14.0% 12.0% 10.0% 9.1% 9.0% 8.8% 8.8% 8.7% 8.4% 8.0% 7.1% 7.1% RO IC 6.0% 4.0% 2.0% 0.0% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 (1) We define ROIC as after-tax adjusted operating income for the trailing twelve months divided by average invested capital for the last five quarters. (2) ROIC is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (3) Beginning in Q1’21, after-tax adjusted operating income excludes changes in the fair value of our supplemental employee retirement plan (“SERP”) liability. Prior periods have been revised accordingly. 10

Kimball Electronics (Nasdaq: KE) Operating Cash Flow (Unaudited) $45.0 $39.6 $40.0 $35.0 $30.0 $25.0 $21.5 $20.7 $20.0 $15.0 $12.2 $12.0 $10.0 In Millions $5.6 $5.0 $0.0 ($0.3) $-5.0 $-10.0 $-15.0 ($14.6) $-20.0 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 11

Kimball Electronics (Nasdaq: KE) (Unaudited) Capital Expenditures and Depreciation & Amortization(1) $12.0 $10.0 $8.3 $7.9 $8.0 $7.7 $8.0 $7.3 $7.5 $7.4 $7.3 $6.0 $11.7 $11.0 In Millions $10.4 $9.8 $8.5 $4.0 $6.9 $5.7 $2.0 $4.3 $0.0 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Cap Ex Depr & Amort (1) Capital Expenditures include purchases of capitalized software. 12

Kimball Electronics (Nasdaq: KE)

Reconciliation of Non-GAAP Results

(Unaudited, Amounts in Thousands)	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21
Selling & Administrative Expenses, as reported	$ 10,232	$ 12,057	$ 13,118	11,078	$ 11,827	$ 9,624	$ 11,391	$ 13,117
Less: SERP(2)	(626)	606	228	(22)	502	(914)	1,282	550
Adjusted S&A Expense	$ 10,858	$ 11,451	$ 12,890	$ 11,100	$ 11,325	$ 10,538	$ 10,109	$ 12,567
Operating Income, as reported	$ 10,212	$ 14,497	$ 10,319	$ 11,115	$ 8,684	$ 10,588	$ 1,609	$ 17,807
Add: SERP(2)	(626)	606	228	(22)	502	(914)	1,282	550
Add: Goodwill Impairment	—	—	—	—	—	—	7,925	—
Less: Lawsuit Proceeds	—	—	215	—	—	—	—	341
Adjusted Operating Income (2)	$ 9,586	$ 15,103	$ 10,332	$ 11,093	$ 9,186	$ 9,674	$ 10,816	$ 18,016
Net Income, as reported	$ 7,115	$ 11,849	$ 7,525	$ 6,598	$ 6,612	$ 6,259	$ (1,273)	$ 16,811
Add: After-tax Goodwill Impairment	—	—	—	—	—	—	6,947	—
Add: Net Working Capital Adjustment on GES Acquisition	—	—	—	—	—	—	2,871	—
Add: Tax Adjustments from Tax Reform	(251)	—	—	—	—	—	—	—
Less: Lawsuit Proceeds	—	—	163	—	—	—	—	259
Adjusted Net Income	$ 6,864	$ 11,849	$ 7,362	$ 6,598	$ 6,612	$ 6,259	$ 8,545	$ 16,552
Adjusted Net Income	$ 6,864	$ 11,849	$ 7,362	$ 6,598	$ 6,612	$ 6,259	$ 8,545	$ 16,552
Add Interest, net	1,073	1,146	1,405	1,190	1,142	1,148	881	816
Add Depreciation & Amortization	7,252	7,480	7,386	7,312	7,674	7,897	7,989	8,314
Add Taxes	1,755	2,825	1,137	2,115	2,215	2,436	2,087	3,049
Adjusted EBITDA	$ 16,944	$ 23,300	$ 17,290	$ 17,215	$ 17,643	$ 17,740	$ 19,502	$ 28,731
Operating Income (GAAP) (TTM)	$ 39,640	$ 43,007	$ 42,060	$ 46,143	$ 44,615	$ 40,706	$ 31,996	$ 38,688
Add: Goodwill Impairment	$ —	$ —	$ —	$ —	$ —	$ —	$ 7,925	$ 7,925
Add: SERP(2)	$ (380)	$ 205	$ 327	$ 186	$ 1,314	$ (206)	$ 848	$ 1,420
Less: Lawsuit Proceeds (TTM)	$ 92	$ 92	$ 307	$ 215	$ 215	$ 215	$ —	$ 341
Adj. Operating Income (non-GAAP) (TTM) (2)	$ 39,168	$ 43,120	$ 42,080	$ 46,114	$ 45,714	$ 40,285	$ 40,769	$ 47,692
Tax Effect (TTM) (2)	$ 8,916	$ 9,765	$ 7,775	$ 8,935	$ 9,288	$ 9,090	$ 9,831	$ 9,940
After-Tax Adj. Operating Income (TTM) (2)	$ 30,252	$ 33,355	$ 34,305	$ 37,179	$ 36,426	$ 31,195	$ 30,938	$ 37,752
Average Invested Capital (1)	$ 342,408	$ 366,995	$ 390,528	$ 411,735	$ 431,910	$ 438,634	$ 437,263	$ 435,465
ROIC (2)	8.8 %	9.1 %	8.8 %	9.0 %	8.4 %	7.1 %	7.1 %	8.7 %

(1) Average Invested Capital is computed using the Share Owners equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters.
(2) Beginning in Q1 FY'21, adjusted selling and administrative expense, adjusted operating income, and ROIC exclude changes in the fair value of our supplemental employee retirement plan ("SERP") liability. Prior periods have been revised accordingly.

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